Exhibit 99
Lehman Brothers Financial Services Conference May 18, 2006

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Update since last London visit - May 2004 Recent Financial Results Update on Five Projects Beyond expense management - growing the franchise Historical Performance Agenda

Extended streak of double-digit Net Operating EPS growth 12 years - since 1993 New CEO / CFO Internal promotions - same management team No change to the Bank's culture or philosophy Update since last visit - May 2004

Top 20 US-based Commercial Bank Holding Company $13.0 billion market capitalization $55 billion total assets Over 660 branches in six states / District of Columbia Over 1,500 ATMs across retail bank footprint Over 2 million retail customers Over 150,000 commercial customers M&T Bank Corporation - Overview

M&T - Footprint

M&T Bank Corporation - Earnings Per Share Summary (1) Excludes one-time acquisition costs and amortization expense associated with intangible assets. *Intangible Amortization net of tax: 1Q2005 =$10MM, 1Q2006 = $8MM, 4Q2005 = $8MM. ($ in millions)

M&T Bank Corporation - Key Ratios (1) Excludes amortization related to intangible assets and merger related expenses. (2) Excludes $25 million contribution to the M&T Charitable Foundation; reported efficiency ratio = 53.51%.

Net Interest Margin Source: SNL Financial

M&T Bank Corporation - Average Loans ($ in billions)

M&T Bank Corporation - Average Deposits ($ in billions) 1Q 1Q 1Q06 vs. 1Q05 2005 2006 % Growth Non-interest bearing deposits $8.2 $7.6 -8% NOW and Savings deposits $15.5 $14.7 -5% Consumer Time Deposits $4.0 $5.6 37% Time Deposits > $100,000 $3.4 $6.3 87% Total Domestic Deposits $31.1 $34.2 10%

Market Interest Rates are a Predictor of Consumer Deposit Mix

Credit Quality: Net Charge-offs as a % of Average Loans Source: SNL Financial

Allowance for Credit Losses to Total Loans Source: SNL Financial

Operating Efficiency Ratio Source: SNL Financial Note: Ratio excludes expense associated with intangible assets, non-recurring expenses, and G/L on investment securities. * MTB's efficiency ratio excludes the $25 million pretax contribution to the M&T Charitable Foundation.

M&T Bank Corporation - Pretax Operating Income by Segment ($ in millions) ..

M&T Bank Corporation - Pretax Income by Region ($ in millions) (1) Includes Upstate NY and Western NY regions. (2) Includes NYC, Philadelphia, and Tarrytown regions. (3) Includes Baltimore, Washington DC, and Chesapeake regions. (4) Includes Pennsylvania, less Philadelphia.

Reaction to a slow growth environment...

Five 2005 Projects Infrastructure Procurement / Smartspend Community Banking Initiative Revenue Enhancement / Cross-sell Loan System Optimization

Infrastructure & Smartspend Savings ($ in Millions)

($ in millions) Run Rate for Regions Financial & New Mortgage Offices $16 MM Ann. Increase in Discretionary Technology Investment Investment in Compliance, Audit & SOX initiatives for Risk Mitigation Bank-wide Employee Salary Adjustment $6 MM Ann. 2004 excludes $25.0MM contribution to M&T Charitable Foundation. The Bank invested in several large initiatives in 2005 while managing expense growth. $10 Brand Image Advertising in the Mid-Atlantic & deposit promotions $9 $2 $2 $10 $1,416 $1,428 $35 MM Reallocation of expense, not reductions

Beyond Expense Management - Our Work in the Mid-Atlantic Region

M&T Footprint

Regional Comparison - 2004 Total Deposits $47 billion $140 billion Population 3.5 million 9.2 million 1994-04 Growth -1.9% 12.0% Households 1.6 million 3.5 million Median Income $42,300 $59,950 # of Businesses 129,500 168,197 Western & Mid-Atlantic Central NY Footprint

Market Share and Variable Contribution Comparison Deposit Share 5.6% 12.6% Household Share 12.5% 29.3% Annual Contribution: Per Retail household $600 $539 Per Business Banking client $2,158 $2,698 Per Middle Market client $58,900 $85,200 Western & Mid-Atlantic Central NY

Product Penetration for Selected Products Business Banking Retail Banking Middle Market

Recent Events

4Q05 - Sub-Debt exchange Extend maturity, enhance Tier 2 capital 1Q06 - Acquired Mid-Atlantic insurance agency - Hess Egan 2Q06 - Raised annual dividend by 33% to $2.40/share 2Q06 - Agreed to acquire 21 Citibank NA upstate NY branches Recent events

Transaction highlights Acquiring 21 upstate NY branches from Citibank NA 9 Buffalo metro area 12 Rochester metro area $274 million loans $1.1 billion deposits Gives M&T No. 1 market position in Buffalo and Rochester M&T Bank Corporation - Citibank NA Branches

Financial highlights Low risk transaction with extensive branch overlap Accretive to Net Operating earnings within first year Attractive return Estimating $10 million merger expenses in 2006 M&T Bank Corporation - Citibank NA Branches

Historical Performance

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/06. Includes options & deferred bonus shares. * As of 2/28/06. Includes options & deferred bonus shares.

* Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. M&T Diluted EPS 1995 - 2005, GAAP & Net Operating* 1995 - 2005 EPS CAGR GAAP 14.1% Net Operating* 14.1% $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $1.88 $7.03 GAAP EPS Net Operating EPS

M&T Per Share Data 1983-2005 +22% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. +18% CAGR $7.03

Shareholder Return* *Data through December 31, 2005. Assumes a $100 investment on December 31, 2000 and reinvestment of all dividends. 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

24.8% Annual rate of return since 1980 13th best return of the entire universe of over a thousand U.S. based stocks that have traded publicly since 1980 $2,971 invested in M&T in 1980 would be worth $1 million today M&T Bank Corporation... a solid investment *CAGR calculated assuming reinvestment of dividends through March 31, 2006. Source: IDC & Factset

Lehman Brothers Financial Services Conference May 18, 2006

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation

Reconciliation of Assets & Equity to Tangible Assets & Equity